Back to 10-Q

PREPARED BY:
David J. White
Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C.
211 Commerce Street, Suite 1000
Nashville, Tennessee 37201
615.726.5600

RECORD AND RETURN TO:
Pircher, Nichols & Meeks
900 North Michigan Avenue, Suite 1050
Chicago, Illinois 60611
312.915.3139
Attention: Elchanan Finestone, Esq.

TAX PARCEL NO. 10-17-1035-176

LEASE TERMINATION AGREEMENT

THIS LEASE TERMINATION AGREEMENT (the “Termination”) is dated as of March ___, 2007, and is effective at the Effective Time (as defined in Section 1 hereof), and is by and among HR ACQUISITION I CORPORATION, a Maryland corporation, HR ACQUISITION OF PENNSYLVANIA, INC., a Pennsylvania corporation (f/k/a Capstone Capital of Pennsylvania, Inc.), and HRT HOLDINGS, INC., a Delaware corporation (collectively the “Landlord”), with an address of 3310 West End Avenue, Suite 700, Nashville, Tennessee 37203, and EMERITUS CORPORATION, a Washington corporation (the “Tenant”), with an address of 3131 Elliott Avenue, Suite 500, Seattle, Washington 98121.

PRELIMINARY STATEMENTS

A. Pursuant to that certain Lease Agreement identified on Exhibit A attached hereto (the “Lease”), Tenant leased from Landlord the premises more particularly described as the “Leased Property” in the Lease (the “Premises”).

B. In conjunction with the conveyance of the Premises by Landlord to Tenant, Landlord and Tenant wish to agree and consent to the termination of the Lease.

TERMS

NOW, THEREFORE, in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the mutual promises contained in this Termination, the parties, intending to be legally bound, agree as follows:

1. Landlord and Tenant hereby agree and consent to the termination of the Lease,

Loyalton at Creekview
Mechanicsburg, Cumberland County, Pennsylvania

effective as of ______ __.m. (Eastern Time) on the date hereof (the “Effective Time”); provided, however, that Tenant is not released from any liabilities, duties or obligations under the Lease that arose or accrued prior to the Effective Time, including, without limitation, the obligation, responsibility or liability for the payment to Landlord or any other person or entity for any losses, liabilities, damages, injuries, penalties, fines, costs, expenses, claims and other amounts of any and every kind whatsoever (including, without limitation, reasonable attorneys’ fees and expenses) that relate to (a) the Lease; (b) Tenant’s occupancy of the Premises or the improvements thereon; (c) the use or enjoyment of any appurtenances, easements, rights and privileges belonging to the Premises by Tenant or its invitees, officers, contractors, subcontractors, agents, representatives or employees; or (d) causes of action, claims, suits, actions or other proceedings (i) pending at the Effective Time or (ii) filed or made at or after the Effective Time and relating to events occurring or liabilities or obligations arising or accruing prior to the Effective Time.

2. Tenant hereby releases and forever discharges Landlord from all known or unknown causes of action, claims, suits, actions, demands or other proceedings of any kind that Tenant has as of the Effective Time or may have after the Effective Time on account of or in any way arising out of or related to the Lease or the Premises.

3. This Termination shall be construed and interpreted in accordance with the laws of the State in which the Premises are located.

4. This Termination shall inure to the benefit of the successors and assigns of the parties hereto.

5. This Termination may be executed in any number of counterparts, each of which shall be deemed an original hereof and all of which together shall constitute but one Termination. In the event of any conflict between the terms of this Termination and the terms of the Lease, the terms of this Termination shall govern and shall be controlling.

Loyalton at Creekview
Mechanicsburg, Cumberland County, Pennsylvania

IN WITNESS WHEREOF, the parties hereto have executed this instrument effective on the date set forth above.

LANDLORD:

HR ACQUISITION I CORPORATION, a         Maryland corporation

Witness:      By:__/s/ John M. Bryant, Jr._ ______
John M. Bryant, Jr.
__/s/ Monica A. Carlson_________   Senior Vice President and General          Counsel
Name:___ Monica A. Carlson ___________

STATE OF TENNESSEE )
) ss:
COUNTY OF DAVIDSON )

On this the _14th_ day of March, 2007, before me, the undersigned officer, personally appeared John M. Bryant, Jr., who acknowledged himself to be the Senior Vice President and General Counsel of HR ACQUISITION I CORPORATION, a Maryland corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes contained therein on behalf of the said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

[SEAL]    ___/s/ Ruth Anne Caruthers______________
Notary Public
My commission expires:__08/08/2010_____

Loyalton at Creekview
Mechanicsburg, Cumberland County, Pennsylvania

HR ACQUISITION OF           PENNSYLVANIA, INC.,           a Pennsylvania corporation

Witness:      By:___ :__/s/ John M. Bryant, Jr._ ________
John M. Bryant, Jr.
_____/s/ Monica A. Carlson ______________  Senior Vice President and General          Counsel
Name:____ Monica A. Carlson ______________

STATE OF TENNESSEE )
) ss:
COUNTY OF DAVIDSON )

On this the _14th day of March, 2007, before me, the undersigned officer, personally appeared John M. Bryant, Jr., who acknowledged himself to be the Senior Vice President and General Counsel of HR ACQUISITION OF PENNSYLVANIA, INC., a Pennsylvania corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes contained therein on behalf of the said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

[SEAL]    ____/s/ Ruth Anne Caruthers ____________
Notary Public
My commission expires:_08/08/2010___

Loyalton at Creekview
Mechanicsburg, Cumberland County, Pennsylvania

HRT HOLDINGS, INC., a Delaware         corporation

Witness:      By:__ :__/s/ John M. Bryant, Jr._
John M. Bryant, Jr.
______/s/ Monica A. Carlson ______   Senior Vice President and General          Counsel
Name:___ Monica A. Carlson ____________

STATE OF TENNESSEE )
) ss:
COUNTY OF DAVIDSON )

On this the _14th day of March, 2007, before me, the undersigned officer, personally appeared John M. Bryant, Jr., who acknowledged himself to be the Senior Vice President and General Counsel of HRT HOLDINGS, INC., a Delaware corporation and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes contained therein on behalf of the said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

[SEAL]    ______/s/ Ruth Anne Caruthers _______
Notary Public
My commission expires:__08/08/2010____

Loyalton at Creekview
Mechanicsburg, Cumberland County, Pennsylvania

TENANT:

EMERITUS CORPORATION,
a Washington corporation

Witness:
______/s/ Leo Watterson___________  By:__/s/ Eric Mendelsohn __
Name:__ Leo Watterson _________________  Eric Mendelsohn
Director of Real Estate and Legal          Affairs

STATE OF  Washington )
) ss:
COUNTY OF  King )

On this the _10th day of March, 2007, before me, the undersigned officer, personally appeared Eric Mendelsohn who acknowledged himself to be the Director of Real Estate and Legal Affairs of EMERITUS CORPORATION, a Washington corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes contained therein on behalf of the said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

[SEAL]    __/s/ Nadia S. Reynolds______________
Notary Public
My commission expires:___06/15/2010____

Loyalton at Creekview
Mechanicsburg, Cumberland County, Pennsylvania

EXHIBIT A

Lease Agreement, dated May 1, 2003, by and between HR Acquisition I Corporation, Capstone Capital of Pennsylvania, Inc., and HRT Holdings, Inc., as lessor, and Emeritus Corporation, as lessee;

as amended by First Amendment to Lease Agreement, dated as of June 30, 2005, by and between HR Acquisition I Corporation, HR Acquisition of Pennsylvania, Inc. (f/k/a/ Capstone Capital of Pennsylvania, Inc.), and HRT Holdings, Inc., and Emeritus Corporation;

and as evidenced by (i) a Memorandum of a Lease Agreement, dated May 1, 2003, by and between Capstone Capital of Pennsylvania, Inc. and HRT Holdings, Inc., and Emeritus Corporation, recorded at Instrument No. 200306273 in the Office of the Recorder of Deeds for Columbia County, Pennsylvania, as amended by an Amendment to Memorandum of Lease Agreement, dated as of June 30, 2005, by and between HR Acquisition of Pennsylvania, Inc. (f/k/a Capstone Capital of Pennsylvania, Inc.), and Emeritus Corporation, recorded at Instrument No. 200508723 in the Office of the Recorder of Deeds for Columbia County, Pennsylvania, (ii) a Memorandum of a Lease Agreement, dated April 28, 2003 and effective May 1, 2003, by and between Capstone Capital of Pennsylvania, Inc. and Emeritus Corporation, recorded at Book 697, Page 2652 in the Office of the Recorder of Deeds for Cumberland County, Pennsylvania, as amended by an Amendment to Memorandum of Lease Agreement, dated as of June 30, 2005, by and between HR Acquisition of Pennsylvania, Inc. (f/k/a Capstone Capital of Pennsylvania, Inc.), and Emeritus Corporation, recorded at Book 720, Page 128 in the Office of the Recorder of Deeds for Cumberland County, Pennsylvania, (iii) a Memorandum of a Lease Agreement, dated April 28, 2003, effective May 1, 2003, by and between Capstone Capital of Pennsylvania, Inc. and Emeritus Corporation, recorded at Record Book 4921, Page 105 in the Office of the Recorder of Deeds for Dauphin County, Pennsylvania, as amended by an Amendment to Memorandum of Lease Agreement, dated as of June 30, 2005, by and between HR Acquisition of Pennsylvania, Inc. (f/k/a Capstone Capital of Pennsylvania, Inc.), and Emeritus Corporation, recorded at Record Book 6162, Page 406 in the Office of the Recorder of Deeds for Dauphin County, Pennsylvania, (iv) a Memorandum of a Lease Agreement, recorded at Lease No. 200317547 in the Office of the Recorder for Portage County, Ohio, as amended by an Amendment to Memorandum of Lease Agreement, dated as of June 30, 2005, by and between HR Acquisition I Corporation and Emeritus Corporation, recorded at Lease No. 200517310 in the Office of the Recorder for Portage County, Ohio, (v) a Memorandum of a Lease Agreement, dated May 1, 2003, by and between HRT Holdings, Inc. and Emeritus Corporation, recorded at Instrument No. 200311235 in the Office of the Clerk of the Circuit Court for Roanoke County, Virginia, as amended by an Amendment to Memorandum of Lease Agreement, dated as of June 30, 2005, by and between HRT Holdings, Inc. and Emeritus Corporation, recorded at Instrument No. 200511174 in the Office of the Clerk of the Circuit Court for Roanoke County, Virginia, (vi) a Memorandum of a Lease Agreement, dated May 1, 2003, by and between HR Acquisition I Corporation (f/k/a Capstone Capital Corporation) and Emeritus Corporation, recorded at Book 5819, Page 2461 in the Office of the Register of Deeds for Guilford County, North Carolina, as amended by an Amendment to Memorandum of Lease

Loyalton at Creekview
Mechanicsburg, Cumberland County, Pennsylvania

Agreement, dated as of June 30, 2005, by and between HR Acquisition I Corporation and Emeritus Corporation, recorded at Book 6352, Page 1327 in the Office of the Register of Deeds for Guilford County, North Carolina, (vii) a Memorandum of a Lease Agreement, dated May 1, 2003, by and between HRT Holdings, Inc. and Emeritus Corporation, recorded at Deed Book 2271, Page 474 in the Office of the Clerk of the Circuit Court for Rockingham County, Virginia, as amended by an Amendment to Memorandum of Lease Agreement, dated as of June 30, 2005, by and between HRT Holdings, Inc. and Emeritus Corporation, recorded at Deed Book 2697, Page 219 in the Office of the Clerk of the Circuit Court for Rockingham County, Virginia, and (viii) a Memorandum of a Lease Agreement, dated May 1, 2003, by and between HRT Holdings, Inc. and Emeritus Corporation, recorded at Instrument No. 03-2692 in the Office of the Clerk of the Circuit Court for the City of Danville, Virginia, as amended by an Amendment to Memorandum of Lease Agreement, dated as of June 30, 2005, by and between HRT Holdings, Inc. and Emeritus Corporation, recorded at Instrument No. 05-3328 in the Office of the Clerk of the Circuit Court for the City of Danville, Virginia;

and as subject to (i) the Assignment of Rents and Leases, dated as of May 1, 2003, by and between HR Acquisition I Corporation, Capstone Capital of Pennsylvania, Inc., and HRT Holdings, Inc., and Emeritus Corporation, recorded at Instrument No. 200306275 in the Office of the Recorder of Deeds for Columbia County, Pennsylvania, (ii) the Assignment of Rents and Leases, dated April 28, 2003 and effective May 1, 2003, by and between HR Acquisition I Corporation, Capstone Capital of Pennsylvania, Inc., and HRT Holdings, Inc., and Emeritus Corporation, recorded at Book 697, Page 2657 in the Office of the Recorder of Deeds for Cumberland County, Pennsylvania, (iii) the Assignment of Rents and Leases, dated April 28, 2003 and effective May 1, 2003, by and between HR Acquisition I Corporation, Capstone Capital of Pennsylvania, Inc., and HRT Holdings, Inc., and Emeritus Corporation, recorded at Record Book 4921, Page 128 in the Office of the Recorder of Deeds for Dauphin County, Pennsylvania, (iv) the Assignment of Rents and Leases, dated as of May 1, 2003, by and between HR Acquisition I Corporation, Capstone Capital of Pennsylvania, Inc., and HRT Holdings, Inc., and Emeritus Corporation, recorded at Mortgage No. 200317549 in the Office of the Recorder for Portage County, Ohio, (v) the Assignment of Rents and Leases, dated as of May 1, 2003, by and between HR Acquisition I Corporation, Capstone Capital of Pennsylvania, Inc., and HRT Holdings, Inc., and Emeritus Corporation, recorded at Instrument No. 200311238 in the Office of the Clerk of the Circuit Court for Roanoke County, Virginia, (vi) the Assignment of Rents and Leases, dated as of May 1, 2003, by and between HR Acquisition I Corporation (f/k/a Capstone Capital Corporation), Capstone Capital of Pennsylvania, Inc., and HRT Holdings, Inc., and Emeritus Corporation, recorded at Book 5819, Page 2483 in the Office of the Register of Deeds for Guilford County, North Carolina, and (vii) the Assignment of Rents and Leases, dated as of May 1, 2003, by and between HR Acquisition I Corporation, Capstone Capital of Pennsylvania, Inc., and HRT Holdings, Inc., and Emeritus Corporation, recorded at Instrument No. 03-2694 in the Office of the Clerk of the Circuit Court for the City of Danville, Virginia;

and as otherwise amended, modified, extended or assigned.

Loyalton at Creekview
Mechanicsburg, Cumberland County, Pennsylvania